Exhibit 10.14
SECOND AMENDED & RESTATED EXCHANGE AGREEMENT
This EXCHANGE AGREEMENT (this “Agreement”), dated as of February 21, 2024 (the “Effective Date”), among Blue Owl Capital Inc., a Delaware corporation, Blue Owl Capital Holdings LP, a Delaware limited partnership (“Blue Owl Holdings”), Blue Owl Capital Carry LP, a Delaware limited partnership (“Blue Owl Carry”), Blue Owl Capital GP LLC, a Delaware limited liability company and wholly owned subsidiary of PubCo (and any successor General Partner of Blue Owl Holdings and Blue Owl Carry designated in accordance with the applicable A&R Blue Owl Operating Agreements (as defined below), the “General Partner”), each Management Vehicle from time to time party to this Agreement and each Blue Owl Limited Partner from time to time party to this Agreement.
WHEREAS, the Amended & Restated Exchange Agreement was executed on October 22, 2021, by and among Blue Owl Holdings, Blue Owl Carry, the General Partner and the other parties thereto (the “Prior Agreement”);
WHEREAS, the parties to this Agreement desire to provide for the exchange of certain Blue Owl Units or Eligible MV Units and corresponding surrender for cancellation of Class C Shares or Class D Shares, as applicable, for Class A Shares or Class B Shares, on the terms and subject to the conditions set forth in this Agreement;
WHEREAS, the right to exchange Blue Owl Units or Eligible MV Units set forth in Section 2.1, once exercised, represents a several, and not a joint and several, obligation of the Blue Owl Operating Group Entities, on a pro rata basis, and no Blue Owl Operating Group Entity shall have any obligation or right to acquire Blue Owl Units issued by another Blue Owl Operating Group Entity; and
WHEREAS, the parties hereto now desire to amend and restate the Prior Agreement, in its entirety.
NOW, THEREFORE, the parties to this Agreement hereby amend and restate the Prior Agreement in its entirety, and further agree as follows:
ARTICLE I
DEFINITIONS

1.1Definitions. The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement:
“A&R Blue Owl Carry LP Agreement” means the Second Amended and Restated Limited Partnership Agreement of Blue Owl Carry, dated October 22, 2021, together with the Schedules and Exhibits thereto, as the same may be amended, restated, modified, supplemented or replaced from time to time.
“A&R Blue Owl Holdings LP Agreement” means the Second Amended and Restated Limited Partnership Agreement of Blue Owl Holdings, dated October 22, 2021, together with the Schedules and Exhibits thereto, as the same may be amended, restated, modified, supplemented or replaced from time to time.
“A&R Blue Owl Operating Agreements” means, collectively, the A&R Blue Owl Holdings LP Agreement and the A&R Blue Owl Carry LP Agreement.

“Affiliate” of any particular Person means any other Person controlling, controlled by or under common control with such Person, where “control” means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, its capacity as a sole or managing member or otherwise. Notwithstanding the foregoing, (i) no Party shall be deemed an Affiliate of PubCo or any of its Subsidiaries for purposes of this Agreement, and
(ii) no private fund (or similar vehicle) or business development company, or any other accounts, funds, vehicles or other client advised or sub-advised by any Party or any such Party’s Affiliates or any portfolio companies thereof shall be deemed to be an Affiliate of such Party (it being agreed that this Agreement shall not apply to, or be binding on, any Persons described in this clause (ii)).
“Agreement” has the meaning set forth in the preamble of this Agreement.
“Allocation Percentage” means, with respect to each of Blue Owl Holdings and Blue Owl Carry, a percentage equal to the (a) fair market value of the net assets and operations of such entity (together with its consolidated Subsidiaries), as applicable, divided by (b) the aggregate fair market value of the net assets and operations of the Blue Owl Holdings and Blue Owl Carry (together with their respective consolidated Subsidiaries), collectively. For purposes of this definition, “fair market value” shall mean the value that would be obtained in an arms-length transaction between an informed and willing buyer and an informed and willing seller, neither of whom is under any compulsion to buy or sell, respectively, and without regard to the particular circumstances of the buyer or seller, in each case, as reasonably determined by the General Partner in good faith as of the applicable date of determination.
“Appraiser FMV” means the fair market value of any Class A Share as determined by an independent appraiser mutually agreed upon by the General Partner and the relevant Exchanging Partner, whose determination shall be final and binding for those purposes for which Appraiser FMV is used in this Agreement. Appraiser FMV shall mean the value that would be obtained in an arms-length transaction between an informed and willing buyer and an informed and willing seller, neither of whom is under any compulsion to buy or sell, respectively, and without regard to the particular circumstances of the buyer or seller, and shall be determined without regard to any discounts for minority interest, illiquidity or other discounts. The cost of any independent appraisal in connection with the determination of Appraiser FMV in accordance with this Agreement shall be borne by the Blue Owl Operating Group Entities in accordance with their respective Allocation Percentages.
“BCA” means the Business Combination Agreement, dated as of December 23, 2020, by and among PubCo, Owl Rock Capital Group LLC, Owl Rock Capital Feeder LLC, Owl Rock Capital Partners LP, Neuberger Berman Group LLC, and the other parties thereto, together with the Schedules and Exhibits thereto, as the same may be amended, restated, modified, supplemented or replaced from time to time.
“Block Exchange Notice” has the meaning set forth in Section 2.1(b).
“Blue Owl Carry” has the meaning set forth in the preamble of this Agreement.
“Blue Owl Carry Class P Unit” means a “Class P Unit” as defined in, and issued under, the A&R Blue Owl Carry LP Agreement.
“Blue Owl Carry Common Unit” means a “Common Unit” as defined in, and issued under, the A&R Blue Owl Carry LP Agreement.
“Blue Owl Carry GP Unit” means a “GP Unit” as defined in, and issued under, the A&R Blue Owl Carry LP Agreement.

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“Blue Owl Holdings” has the meaning set forth in the preamble of this Agreement.
“Blue Owl Holdings Class P Unit” means a “Class P Unit” as defined in, and issued under, the A&R Blue Owl Holdings LP Agreement.
“Blue Owl Holdings Common Unit” means a “Common Unit” as defined in, and issued under, the A&R Blue Owl Holdings LP Agreement.
“Blue Owl Holdings GP Unit” means a “GP Unit” as defined in, and issued under, the A&R Blue Owl Holdings LP Agreement.
“Blue Owl Limited Partner” means, subject to the following sentence, each Person that is, as of the date of determination, either (i) a limited partner of each of the Blue Owl Operating Group Entities pursuant to the terms of the A&R Blue Owl Operating Agreements (as applicable) and has delivered a joinder agreement in the form attached as Exhibit B-1 or has executed a counterparty signature page hereto or (ii) a limited partner of Management Vehicle pursuant to the terms of the Management Vehicle Operating Agreements and has delivered a joinder agreement in the form attached as Exhibit B-2 or has executed a counterparty signature page hereto. Notwithstanding the foregoing, none of PubCo, the General Partner, nor any other direct or indirect subsidiary of PubCo shall be a “Blue Owl Limited Partner” for purposes of this Agreement. Notwithstanding the foregoing, for purposes of Section 2.1(b), the term “Blue Owl Limited Partner” shall not include any Management Vehicle or Exchange Vehicle.
“Blue Owl Operating Group Entities” means, collectively, Blue Owl Holdings and Blue Owl Carry.
“Blue Owl Unit” means, collectively, one Blue Owl Holdings Common Unit and one Blue Owl Carry Common Unit.
“Business Day” means any day except a Saturday, a Sunday or any other day on which commercial banks are required or authorized to close in the State of New York.
“Cash Exchange Class A Five Day VWAP” means the arithmetic average of the VWAP for each of the five consecutive Trading Days ending on the Trading Day prior to the applicable Exchange Date. By way of example, assuming for purposes of this example that none of the days in the relevant period that are Business Days are not Trading Days, then if the Exchange Date is a Friday, the Cash Exchange Class A Five Day VWAP for such Exchange Date will be the arithmetic average of the VWAP for the five consecutive Trading Day Period beginning on and including the Friday of the previous week and ending on and including the Thursday of the week of such Exchange Date.
“Cash Exchange Payment” means, with respect to a particular Exchange for which the Exchange Committee has elected (on behalf of the Blue Owl Operating Group Entities) to make a Cash Exchange Payment in accordance with Section 2.1(d):
(a)if the Class A Shares trade on a National Securities Exchange or automated or electronic quotation system, an amount of cash equal to the product of (x) the number of Class A Shares or Class B Shares (as applicable) that would have been received by the Blue Owl Limited Partner in the Exchange for the portion of the Blue Owl Units or Eligible MV Units, as applicable, subject to the Cash Exchange Election if no Cash Exchange Election had been made and (y) the Cash Exchange Class A Five Day VWAP; or
(b)if the Class A Shares are not then traded on a National Securities Exchange or automated or electronic quotation system, as applicable, an amount of cash equal to the product of (x) the number of

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Class A Shares or Class B Shares (as applicable) that would have been received by the Blue Owl Limited Partner in the Exchange for the portion of the Blue Owl Units or Eligible MV Units, as applicable subject to the Cash Exchange Election if no Cash Exchange Election had been made and (y) the Appraiser FMV of one Class A Share.
“Class A Share” means a share of “Class A Common Stock” as defined in the PubCo Charter.
“Class B Share” means a share of “Class B Common Stock” as defined in the PubCo Charter.
“Class C Share” means a share of “Class C Common Stock” as defined in the PubCo Charter.
“Class D Share” means a share of “Class D Common Stock” as defined in the PubCo Charter.
“Class P Unit” means, collectively, one Blue Owl Holdings Class P Unit and one Blue Owl Carry Class P Unit.
“Code” means the Internal Revenue Code of 1986, as amended.
“Direct Exchange” has the meaning set forth in Section 2.1(g).
“Eligible MV Unit” means a Management Vehicle Unit that corresponds to a Blue Owl Unit issued to such Management Vehicle in respect of a Class P Unit that has equitized and vested pursuant to Section 3.6(b) of the A&R Blue Owl Operating Agreements.
“Exchange” means an Operating Group Entities Exchange or a Management Vehicle Exchange. Any references to an Exchange in this Agreement, the PubCo Charter, any A&R Blue Owl Operating Agreement, any Management Vehicle Operating Agreements, the Tax Receivable Agreement, or any other agreement or document that references an “Exchange” as defined in the Exchange Agreement shall, unless specifically provided otherwise herein or therein, include a Direct Exchange or a Block Exchange where appropriate. “Exchange”, “Exchanged”, “Exchanging” and any other use of the term “Exchange” as a verb shall have correlative meanings.
“Exchange Act” means the Securities and Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.
“Exchange Committee” has the meaning given to such term in the Amended and Restated Limited Liability Company Agreement of the General Partner, dated on or about May 19, 2021, together with the Schedules and Exhibits thereto, as the same may be amended, restated, modified, supplemented or replaced from time to time.
“Exchange Date” means any Quarterly Exchange Date or any date of a Block Exchange.
“Exchange Notice” has the meaning set forth in Section 2.1(c).
“Exchange Payment” means, with respect to any Exchange, the Stock Exchange Payment and/or the Cash Exchange Payment, as applicable.
“Exchange Rate” means (a) with respect to the Blue Owl Units, the number of Class A Shares or Class B Shares (as applicable) for which a Blue Owl Unit, together with a Class C Share or Class D Share (as applicable), is entitled to be exchanged in accordance with this Agreement and (b) with respect to an Eligible MV Unit, the number of Class A Shares for which an Eligible MV Unit, together with a Class C

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Share, is entitled to be exchanged in accordance with this Agreement. On the Effective Date, each Exchange Rate shall be 1-for-1, which Exchange Rates shall be subject to modification only as provided in Section 2.8.
“Exchange Threshold” has the meaning set forth in Section 2.4 of this Agreement.
“Exchange Vehicle” means any Person formed to facilitate the Exchange of Blue Owl Units and the sale of Class A Shares on behalf of two or more Restricted Persons.
“Exchanged Securities” means, with respect to an Exchange, collectively, (a) the Blue Owl Units or Management Vehicle Units, as applicable, being exchanged pursuant to a relevant Exchange Notice, and
(b) a number of Class C Shares or Class D Shares (as applicable) being surrendered and cancelled equal to the number of such Blue Owl Units or Management Vehicle Units, as applicable. For the avoidance of doubt, (A)(i) one Blue Owl Unit and (ii) one Class C Share or Class D Share (as applicable), or (B)(i) one Eligible MV Unit and (ii) one Class C Share, so being exchanged and cancelled shall collectively be an “Exchanged Security.”
“Exchanging Partner” any Operating Group Entities Exchanging Partner or Management Vehicle Exchanging Partner.
“General Partner” has the meaning set forth in the preamble of this Agreement.
“Governmental Entity” means any nation or government, any state, province, county, municipal or other political subdivision thereof, any entity exercising executive, legislative, tribal, judicial, regulatory or administrative functions of or pertaining to government, including any court, arbitrator or arbitral panel (in each case public or private), or other body or administrative, regulatory (including governmental and non- governmental self-regulatory organizations), or quasi-judicial authority, agency, department, board, commission or instrumentality of any federal, state, local or foreign jurisdiction.
“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976.
“Insider Trading Policy” means any insider trading policy of PubCo applicable to directors and executive officers, as such insider trading policy may be adopted, amended, supplemented or restated from time to time, in accordance with the PubCo Charter, the Bylaws of PubCo and the Investor Rights Agreement (as applicable).
“Investor Rights Agreement” means the Amended and Restated Investor Rights Agreement, dated August 7, 2023, by and among PubCo, Blue Owl Holdings, Blue Owl Carry and certain other Persons party thereto, as the same may be amended, modified, supplemented or waived from time to time.
“Liens” means, with respect to any specified asset, any and all liens, mortgages, hypothecations, claims, encumbrances, options, pledges, licenses, rights of priority, easements, covenants, restrictions and security interests thereon and any transfer restrictions including rights of first refusal, rights of first offer and preemptive rights.
“Management Award Agreement” has the meaning assigned to such term in A&R Blue Owl Operating Agreements.
“Management Vehicle” means (i) Blue Owl Management Vehicle LP, a Delaware limited partnership, and (ii) any Person formed by or on behalf of PubCo to hold interests in PubCo or any of its

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Subsidiaries on behalf of two or more Principals or employees or consultants of PubCo or any of its Subsidiaries and that has executed a joinder to this Agreement in the form attached hereto as Exhibit B-1.
“Management Vehicle Exchange” means the exchange by a Blue Owl Limited Partner of one or more Eligible MV Units held by such Blue Owl Limited Partner (together with the surrender for cancellation of Class C Shares, held by the applicable Management Vehicle) for the Exchange Payment in accordance with this Agreement.
“Management Vehicle Exchanging Partner” means any Management Vehicle Limited Partner holding Eligible MV Units, that are subject to an Exchange.
“Management Vehicle Limited Partner” means, subject to the following sentence, each Person that is, as of the date of determination, a limited partner of a Management Vehicle pursuant to the terms of a Management Vehicle Operating Agreements. Notwithstanding the foregoing, none of PubCo, the General Partner, nor any other direct or indirect subsidiary of PubCo (other than an Exchange Vehicle) shall be a “Management Vehicle Limited Partner” for purposes of this Agreement and no Operating Group Entities Limited Partner (to the extent of its status as an Operating Group Entities Limited Partner) shall be a “Management Vehicle Limited Partner” for purposes of this Agreement.
“Management Vehicle Operating Agreements” means (i) the Second Amended and Restated Limited Partnership Agreement of Blue Owl Management Vehicle LP, a Delaware limited partnership, dated February 21, 2024, and (ii) the limited partnership agreement, limited liability company agreement, operating agreement or similar agreement of any Management Vehicle, in each case, together with the Schedules and Exhibits thereto, as the same may be amended, restated, modified, supplemented or replaced from time to time.
“Management Vehicle Unit” means a Class P Unit issued by a Management Vehicle.
“Minimum Exchange Amount” means (i) in the case of an Operating Group Entity Exchange, a number of Blue Owl Units held by an Exchanging Partner equal to the lesser of (x) 10,000 Blue Owl Units and (y) all of the Blue Owl Units then held by the applicable Exchanging Partner and (ii) in the case of a Management Vehicle Exchange, a number of Eligible MV Units held by an Exchanging Partner equal to the lesser of (x) 10,000 Eligible MV Units and (y) all of the Eligible MV Units then held by the applicable Exchanging Partner.
“National Securities Exchange” means a securities exchange that has registered with the SEC under Section 6 of the Securities Exchange Act of 1934, as amended.
“Operating Agreements” means, collectively, the A&R Blue Owl Operating Agreements and the Management Vehicle Operating Agreements.
“Operating Group Entities Exchange” means the exchange by an Operating Group Entities Limited Partner of one or more Blue Owl Units held by such Operating Group Entities Limited Partner (together with the surrender for cancellation of Class C Shares or Class D Shares held by such Blue Owl Limited Partner, as applicable) for the Exchange Payment in accordance with this Agreement.
“Operating Group Entities Exchanging Partner” means any Operating Group Entities Limited Partner holding Blue Owl Units, that are subject to an Exchange.
“Operating Group Entities Limited Partner” means, subject to the following sentence, each Person that is, as of the date of determination, a limited partner of each of the Blue Owl Operating Group Entities

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pursuant to the terms of the A&R Blue Owl Operating Agreements (as applicable). Notwithstanding the foregoing, none of PubCo, the General Partner, nor any other direct or indirect subsidiary of PubCo (other than an Exchange Vehicle) shall be a “Operating Group Entities Limited Partner” for purposes of this Agreement and no Management Vehicle Limited Partner (to the extent of its status as a Management Vehicle Limited Partner) shall be an “Operating Group Entities Limited Partner” for purposes of this Agreement.
“Partnership Record Date” means the record date established by the General Partner for the purpose of determining the limited partners of the Blue Owl Operating Group Entities entitled to receive any distribution from a Blue Owl Operating Group Entity, which shall (unless otherwise reasonably determined by the General Partner in good faith) be the same as any record date established by PubCo for a distribution to its stockholders of some or all of its portion of such distribution.
“Permitted Transferee” has the meaning set forth in Section 3.1.
“Person” means any natural person, sole proprietorship, partnership, joint venture, trust, unincorporated association, corporation, limited liability company, entity or Governmental Entity.
“Principals” means the individuals party to the Principals Agreement or any successor voting agreement.
“Principals Agreement” means the Principals Agreement, dated August 7, 2023, by and among PubCo, Blue Owl Capital Holdings, LLC and the other parties thereto.
“Proceeding” means any action (by any private right of action of any Person or by or before any Governmental Entity), suit, litigation, claim, charge, complaint, audit, investigation, inquiry, arbitration, mediation, administrative or other proceeding (including any administrative, criminal, arbitration, or mediation proceeding) by or before any Governmental Entity.
“PubCo” means Blue Owl Capital Inc., a Delaware corporation.
“PubCo Charter” means the Amended and Restated Certificate of Incorporation of PubCo, as the same may be amended, restated, modified, supplemented or replaced from time to time.
“Quarter” means, unless the context requires otherwise, a fiscal quarter of PubCo.
“Quarterly Exchange Date” means, for each Quarter, unless such Quarterly Exchange Date is delayed pursuant to Section 2.2(f), the date that is the latest to occur of: (a) the sixth Business Day after the date on which PubCo makes a public news release of its quarterly earnings for the prior Quarter; (b) the first day of such Quarter on which directors and executive officers of PubCo are permitted to trade under the Insider Trading Policy; or (c) such other date within such Quarter as the General Partner shall determine in its reasonable discretion.
“Restricted Person” means any Person who is or becomes a member of a “group” (as defined in Section 13(d)(3) or 14(d)(2) of the Exchange Act) with any of the Principals. For the avoidance of doubt, none of Neuberger Berman Group LLC, NBSH Blue Investments, LLC or NBSH Blue Investments II, LLC or any of their respective Affiliates shall be deemed to be a Restricted Person solely by virtue of the fact that such Persons are party to the Investor Rights Agreement, the Exchange Agreement or the A&R Blue Owl Operating Agreements, or solely by virtue of their ownership interests in PubCo, the Blue Owl Operating Group Entities or their Affiliates.

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“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.
“Stock Exchange Payment” means, with respect to the portion of an Exchange for which (x) a Cash Exchange Notice is not delivered by the Exchange Committee or (y) a Direct Exchange Notice electing to effect a Cash Exchange Payment is not delivered by PubCo, a number of Class A Shares or Class B Shares (as applicable) equal to the product of (a) the number of Exchanged Securities so exchanged multiplied by
(b) the Exchange Rate. With respect to any Exchanged Security that includes: (i) a Class C Share, the Stock Exchange Payment for such Exchanged Security shall be in the form of Class A Shares; or (ii) a Class D Share, the Stock Exchange Payment for such Exchanged Security shall be in the form of Class B Shares.
“Subsidiary” of any Person means any entity (a) of which 50% or more of the outstanding share capital, voting securities or other voting equity interests are owned, directly or indirectly, by such Person,
(b) of which such Person is entitled to elect, directly or indirectly, at least 50% of the board of directors (or managers) or similar governing body of such entity or (c) if such entity is a limited partnership or limited liability company, of which such Person or one of its Subsidiaries is a general partner or managing member or has the power to direct the policies, management or affairs. Notwithstanding the foregoing, for purposes of this Agreement, “Subsidiary” shall not include any private fund (or similar vehicle) or a business development company, or any other accounts, funds, vehicles or other client advised or sub-advised by such first Person. For the avoidance of doubt, the “Diamond Funds” and the “Opal Funds” (as each is defined in the BCA) shall not be “Subsidiaries” of Blue Owl Holdings or Blue Owl Carry for purposes of this Agreement.
“Tax Receivable Agreement” means the Amended & Restated Tax Receivable Agreement, dated October 21, 2021, by and among PubCo, the General Partner and certain other Persons party thereto, as the same may be amended, modified, supplemented or waived from time to time.
“Trading Day” means a day on which the New York Stock Exchange or such other principal United States securities exchange on which the Class A Shares are listed, quoted or admitted to trading is open for the transaction of business (unless such trading shall have been suspended for the entire day).
“Treasury Regulations” means the U.S. Treasury regulations promulgated under the Code.
“Units” means, collectively, Blue Owl Units and Eligible MV Units.
“VWAP” means the volume-weighted average share price of a Class A Share, as displayed on PubCo’s page on Bloomberg (or any successor service) in respect of the period from 9:30 a.m. to 4:00 p.m., New York City time, on the applicable Trading Day.
1.2    Interpretation. In this Agreement and in the Exhibits to this Agreement, except to the extent that the context otherwise requires: (a) the headings are for convenience of reference only and shall not affect the interpretation of this Agreement; (b) defined terms include the plural as well as the singular and vice versa; (c) words importing gender include all genders; (d) a reference to any statute, law, rule or regulation or any provision of any of the foregoing shall be construed as a reference to the same as it may have been or may from time to time be amended, extended, re-enacted or consolidated and to all statutory instruments or orders made under it; (e) any reference to a “day” or a “Business Day” shall mean the whole of such day, being the period of 24 hours running from midnight to midnight; (f) references to Articles, Sections, subsections, clauses and Exhibits are references to Articles, Sections, subsections, clauses and Exhibits to, this Agreement; (g) the word “or” is not exclusive, and has the meaning represented by the phrase “and/or,” unless the context clearly prohibits that construction; (i) the words “including” and “include” and other words of similar import shall be deemed to be followed by the phrase “without

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limitation”; (j) the word “extent” in the phrase “to the extent” (or similar phrases) shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if”; and (k) unless otherwise specified, references to any party to this Agreement or any other document or agreement shall include its successors and permitted assigns. References to any agreement, document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms of that agreement, document or instrument.
ARTICLE II
EXCHANGE OF BLUE OWL UNITS
2.1Exchange Procedures.
(a)On the terms and subject to the provisions of this Agreement, and to the provisions of the A&R Blue Owl Operating Agreements, the Investor Rights Agreement, the PubCo Charter and, solely with respect to Exchanges of Management Vehicle Units, the applicable Management Vehicle Operating Agreement (including any “Lock-Up Period” set forth in any of them):
(i)each Operating Group Entities Limited Partner shall be entitled, on any Quarterly Exchange Date, to surrender Blue Owl Units to the Blue Owl Operating Group Entities in exchange for the delivery by such Blue Owl Operating Group Entities of the Stock Exchange Payment. Any Exchange under this Section 2.1(a) must be with respect to a number of Blue Owl Units at least equal to the Minimum Exchange Amount; and
(ii)each Management Vehicle Limited Partner shall be entitled, on any Quarterly Exchange Date, to surrender Blue Owl Units to the Blue Owl Operating Group Entities in exchange for the delivery by such Blue Owl Operating Group Entities of the Stock Exchange Payment. Any Exchange under this Section 2.1(a) must be with respect to a number of Eligible MV Units at least equal to the Minimum Exchange Amount.
(b)Without limitation of Section 2.1(a), on the terms and subject to the provisions of this Agreement, and to the provisions of the A&R Blue Owl Operating Agreements, the Management Vehicle Operating Agreements, the Investor Rights Agreement and the PubCo Charter (including any “Lock-Up Period” set forth in any of them), each Blue Owl Limited Partner shall be entitled, at any time and from time to time, to surrender Blue Owl Units or Eligible MV Units to the Blue Owl Operating Group Entities in exchange for the delivery by such Blue Owl Operating Group Entities of the Stock Exchange Payment, so long as the number of Blue Owl Units and/or Eligible MV Units surrendered by such Blue Owl Limited Partner and any related persons (within the meaning of Code Sections 267(b) or 707(b)(i)) pursuant to this sentence during any 30 calendar day-period represents, in the aggregate, greater than 2% of total interests in the partnership capital or profits in each Blue Owl Operating Group Entity (determined by the General Partner reasonably in good faith, and in a manner consistent with the requirements for a “block transfer” within the meaning of Treasury Regulations Section 1.7704-1(e)(2)). An Exchange consummated pursuant to this Section 2.1(b) is referred to in this Agreement as a “Block Exchange”. For the avoidance of doubt, a Block Exchange shall not be subject to the Exchange Notice and other requirements of Section 2.1(c) or Section 2.1(f), below, but instead the Blue Owl Limited Partner shall exercise its right to effect a Block Exchange by delivering to the General Partner a written notice (the “Block Exchange Notice”) specifying a future Exchange Date; provided, that, such notice may be contingent (including as to the timing and date of such Block Exchange) upon the consummation of a purchase by another Person of the Class A Shares or Class B Shares (as applicable) for which the Blue Owl Units or Eligible MV Units are exchangeable (whether in a tender or exchange offer, an underwritten offering, or otherwise) or the effectiveness of a registration statement under the Securities Act; provided,

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further, that an Exchange Date may not be earlier than the fifth Business Day, or later than a date that is ninety (90) days, following the delivery of the Block Exchange Notice. In the event any contingency set out in such Block Exchange Notice remains unsatisfied on the ninetieth day after the delivery of the Block Exchange Notice, such Block Exchange Notice shall be deemed to have been withdrawn by the Blue Owl Limited Partner. The exchanging Blue Owl Limited Partner may amend the Block Exchange Notice at any time prior to the Exchange Date by delivery of a written notice of amendment to the General Partner; provided, that, the Exchange Date may not be earlier than on the fifth Business Day following delivery of such notice of amendment to the General Partner; provided, further, that such amendment notice may not change, as the case may be, the future date or the period for satisfaction of the contingency referred to in this Section 2.1(b) beyond ninety (90) days of the date of the initial Block Exchange Notice. A Blue Owl Limited Partner may withdraw a Block Exchange Notice at any time prior to the Exchange Date by delivery of a written notice to the General Partner, in which event such Exchange Notice shall be null and void. Any Exchange pursuant to this Section 2.1(b) must be with respect to a number of Blue Owl Units at least equal to the Minimum Exchange Amount. Notwithstanding anything in the contrary in this Section 2.1(b), for the avoidance of the doubt, for purposes of this Section 2.1(b), the term “Blue Owl Limited Partner” shall not include any Management Vehicle or Exchange Vehicle.
(c)At least 75 calendar days prior to each Quarterly Exchange Date, PubCo will provide notice thereof (which notice may be signed in accordance with the last sentence of Section 3.3) to each Blue Owl Limited Partner eligible to Exchange Units, together with the surrender for cancellation of Class C Shares or Class D Shares (as applicable), for Class A Shares or Class B Shares (as applicable) on such Quarterly Exchange Date. A Blue Owl Limited Partner may exercise the right to exchange Units by providing a written notice of exchange at least 60 calendar days prior to the applicable Quarterly Exchange Date or within such shorter period of time as may be agreed by the General Partner in its sole discretion (the “Exchange Notice”). The Exchange Notice shall be provided (i) in the case of an Operating Group Entities Exchange, to the General Partner (on behalf of the Blue Owl Operating Group Entities) substantially in the form of Exhibit A-1, or (ii) in the case of a Management Vehicle Exchange, to the General Partner (on behalf of the Blue Owl Operating Group Entities) substantially in the form of Exhibit A-2. Any limitations or reductions applied to such Exchanges shall be determined in accordance with Section 2.4.
(d)On or prior to the date that is one Business Day prior to an applicable Exchange Date, the Exchange Committee may elect (on behalf of the Blue Owl Operating Group Entities), to the extent PubCo and/or the General Partner have available cash (or shall have available cash immediately prior to the applicable Exchange) from the proceeds of a permanent equity offering, to settle all or a portion of an Exchange in cash in an amount equal to the Cash Exchange Payment (the “Cash Exchange Election”), in lieu of the Stock Exchange Payment, exercisable by the Exchange Committee (or its designee) by giving written notice of such election to the Exchanging Partner on or prior to the date that is one Business Day prior to the applicable Exchange Date (such notice, the “Cash Exchange Notice”). The Cash Exchange Notice shall set forth the portion of the Units, together with Class C Shares or Class D Shares (as applicable), which will be exchanged or surrendered and cancelled (as applicable) for cash in lieu of Class A Shares or Class B Shares (as applicable). Any portion of the Exchange not settled for a Cash Exchange Payment shall be settled for a Stock Exchange Payment. The Exchange Committee’s election (on behalf of the Blue Owl Operating Group Entities) to settle all or a portion of an Exchange in cash need not be uniform and may be made selectively among Blue Owl Limited Partners, whether or not such Blue Owl Limited Partners are similarly situated.
(e)The General Partner may adopt reasonable procedures, guidelines, and practices consistent with the terms and conditions of this Agreement for communicating the Quarterly Exchange Date, the implementation of the Exchange provisions set forth in this Article II, including procedures for the giving of an Exchange Notice and for a Block Exchange. None of such procedures shall be adopted

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with a principal purpose of restricting or otherwise impairing in any material respect the Blue Owl Limited Partners’ rights to consummate Exchanges. Except as expressly provided in Section 2.1(f), a Blue Owl Limited Partner may not revoke an Exchange Notice delivered in accordance with Section 2.1(c), without the consent of the General Partner, which consent may be provided or withheld, or made subject to such conditions, limitations or restrictions, as reasonably determined by the General Partner in good faith.
(f)Notwithstanding anything to the contrary in the foregoing, if the average of the mean between high and low trading prices on the relevant National Securities Exchange for the two Trading Days immediately preceding the fourth Trading Day prior to the Quarterly Exchange Date is at least 15%, or such smaller percentage as the General Partner may determine from time to time, below the average of the mean between the high and low trading prices on the applicable National Securities Exchange for the two Trading Days immediately preceding the date an Exchange Notice is delivered in respect of such Quarterly Exchange Date, the applicable Blue Owl Limited Partner may irrevocably revoke any such notice in writing before the applicable Quarterly Exchange Date. No Blue Owl Limited Partner may make more than one such revocation with respect to any Quarterly Exchange Date that is within a 12-month period of the Quarterly Exchange Date with respect to which such revocation was made, and a Blue Owl Limited Partner that makes any such revocation in respect of a Quarterly Exchange Date may not exercise the right to Exchange Blue Owl Units pursuant to Section 2.1(a) in respect of the following Quarterly Exchange Date.
(g)Notwithstanding anything to the contrary in this Section 2.1, PubCo may, in its sole and absolute discretion, elect to effect an Exchange (subject to the terms of this Article II) through a direct exchange of the Exchanged Securities by the Exchanging Partner to PubCo for the Exchange Payment (a “Direct Exchange”). Any such election shall not relieve the Blue Owl Operating Group Entities of their obligation arising with respect to such applicable Exchange Notice. PubCo may, at any time prior to an Exchange Date, deliver written notice (a “Direct Exchange Notice”) to the General Partner and the Exchanging Partner setting forth its election to exercise its right to consummate a Direct Exchange if, and only if, such election does not prejudice the ability of the parties to consummate an Exchange or Direct Exchange on the Exchange Date, as determined by PubCo in good faith. A Direct Exchange Notice may be revoked by PubCo at any time if, and only if, any such revocation does not prejudice the ability of the parties to consummate an Exchange on the Exchange Date, as determined by PubCo in good faith. The right to consummate a Direct Exchange in all events shall be exercisable for all the Exchanged Securities that would otherwise have been subject to an Exchange. Except as otherwise provided in this Section 2.1(g), a Direct Exchange shall be consummated pursuant to the same timeframe and in the same manner (including the same form of Exchange Payment) as the relevant Exchange would have been consummated if PubCo had not delivered a Direct Exchange Notice. For the avoidance of doubt, whether or not all or any portion of an Exchange Payment will be in the form of a Cash Exchange Payment shall be determined by the Exchange Committee (on behalf of the Blue Owl Operating Group Entities), and PubCo shall effect a Direct Exchange in the form(s) of Exchange Payment(s) as is consistent with this Agreement and the Exchange Committee’s election (if any); provided, that any Cash Exchange Payment may only be paid with the proceeds of a permanent equity offering.
(h)Notwithstanding anything to the contrary in this Agreement, upon the occurrence of a Liquidating Event (as defined in the A&R Blue Owl Operating Agreements) with respect to any Blue Owl Operating Group Entity, each Blue Owl Limited Partner shall be entitled, on the terms and subject to the conditions of this Agreement, to elect to Exchange Units, together with the surrender for cancellation of Class C Shares or Class D Shares (as applicable), for Class A Shares or Class B Shares (as applicable). Any such Exchange pursuant to this Section 2.1(h) shall be effective immediately prior to the effectiveness of the applicable Liquidating Event (and, for the avoidance of doubt, shall not be effective if such Liquidating Event is not effective).

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(i)Each Blue Owl Operating Group Entity shall be responsible for its respective Allocation Percentage of any Exchange Payment, and no Blue Owl Operating Group Entity shall have any obligation to (i) acquire any Blue Owl Units issued by another Blue Owl Operating Group Entity or (ii) make or assume any Exchange Payment owed by another Blue Owl Operating Group Entity.
2.2Exchange Payment.
(a)Any Exchange shall be consummated on the applicable Exchange Date (to be effective immediately prior to the close of business on such Exchange Date).
(b)On the Exchange Date, in the case of an Operating Group Entities Exchange that is not a Direct Exchange:
(i)PubCo shall contribute to the General Partner, and the General Partner shall contribute to Blue Owl Holdings and Blue Owl Carry (each, in accordance with their respective Allocation Percentages), for their collective delivery to the Exchanging Partner, (x) the Stock Exchange Payment with respect to any Exchanged Securities not subject to a Cash Exchange Notice and (y) the Cash Exchange Payment with respect to any Exchanged Securities subject to a Cash Exchange Notice;
(ii)the Exchanging Partner shall transfer and surrender (A) Blue Owl Holdings Common Units being exchanged to Blue Owl Holdings, (B) Blue Owl Carry Common Units being exchanged to Blue Owl Carry and (C) Class C Shares and/or Class D Shares being surrendered to PubCo, and PubCo shall cancel the surrendered Class C Shares and/or Class D Shares (as applicable);
(iii)(A) Blue Owl Holdings shall issue to the General Partner a number of Blue Owl Holdings GP Units equal to the number of Blue Owl Holdings Common Units surrendered pursuant to Section 2.2(b)(ii), and (B) Blue Owl Carry shall issue to the General Partner a number of Blue Owl Carry GP Units equal to the number of Blue Owl Carry Common Units surrendered pursuant to Section 2.2(b)(ii);
(iv)Blue Owl Holdings shall (A) cancel the redeemed Blue Owl Holdings Common Units that were a part of the Exchanged Securities held by the Exchanging Partner and (B) transfer to the Exchanging Partner its Allocation Percentage of the Cash Exchange Payment and/or the Stock Exchange Payment; and
(v)Blue Owl Carry shall (A) cancel the redeemed Blue Owl Carry Common Units that were a part of the Exchanged Securities held by the Exchanging Partner and (B) transfer to the Exchanging Partner its Allocation Percentage of the Cash Exchange Payment and/or the Stock Exchange Payment, as applicable.
(c)On the applicable Exchange Date, in the case of an Operating Group Entities Exchange that is a Direct Exchange:
(i)PubCo shall contribute to the General Partner, and the General Partner shall deliver to the Exchanging Partner, (x) the Stock Exchange Payment with respect to any Exchanged Securities not subject to a Cash Exchange Notice and (y) the Cash Exchange Payment with respect to any Exchanged Securities subject to a Cash Exchange Notice;
(ii)The Exchanging Partner shall transfer and surrender (A) Blue Owl Holdings Common Units being exchanged to Blue Owl Holdings, and Blue Owl Holdings shall cancel the surrendered Blue Owl Holdings Common Units, (B) Blue Owl Carry Common Units being exchanged to Blue Owl Carry, and Blue Owl Carry shall cancel the surrendered Blue Owl Carry Common Units, and (C)

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Class C Shares and/or Class D Shares being surrendered to PubCo, and PubCo shall cancel the surrendered Class C Shares and/or Class D Shares (as applicable); and
(iii)(A) Blue Owl Holdings shall issue to the General Partner a number of Blue Owl Holdings GP Units equal to the number of Blue Owl Holdings Common Units surrendered pursuant to Section 2.2(c)(ii), and (B) Blue Owl Carry shall issue to the General Partner a number of Blue Owl Carry GP Units equal to the number of Blue Owl Carry Common Units surrendered pursuant to Section 2.2(c)(ii).
(d)On the Exchange Date, in the case of a Management Vehicle Exchange that is not a Direct Exchange:
(i)PubCo shall contribute to the General Partner, and the General Partner shall contribute to Blue Owl Holdings and Blue Owl Carry (each, in accordance with their respective Allocation Percentages), for their collective delivery to the Exchanging Partner, (x) the Stock Exchange Payment with respect to any Exchanged Securities not subject to a Cash Exchange Notice and (y) the Cash Exchange Payment with respect to any Exchanged Securities subject to a Cash Exchange Notice;
(ii)the Exchanging Partner shall transfer and surrender Eligible MV Units being exchanged to Management Vehicle and shall receive Blue Owl Units and one Class C Share, if such holder would not be a Qualified Stockholder (as determined pursuant to the PubCo Charter);
(iii)the Exchanging Partner shall transfer and surrender (A) Blue Owl Holdings Common Units being exchanged to Blue Owl Holdings, (B) Blue Owl Carry Common Units being exchanged to Blue Owl Carry and (C) Class C Shares being surrendered to PubCo, and PubCo shall cancel the surrendered Class C Shares;
(iv)(A) Blue Owl Holdings shall issue to the General Partner a number of Blue Owl Holdings GP Units equal to the number of Blue Owl Holdings Common Units surrendered pursuant to Section 2.2(b)(ii), and (B) Blue Owl Carry shall issue to the General Partner a number of Blue Owl Carry GP Units equal to the number of Blue Owl Carry Common Units surrendered pursuant to Section 2.2(b)(ii);
(v)Blue Owl Holdings shall (A) cancel the redeemed Blue Owl Holdings Common Units that were a part of the Exchanged Securities held by the Exchanging Partner and (B) transfer to the Exchanging Partner its Allocation Percentage of the Cash Exchange Payment and/or the Stock Exchange Payment; and
(vi)Blue Owl Carry shall (A) cancel the redeemed Blue Owl Carry Common Units that were a part of the Exchanged Securities held by the Exchanging Partner and (B) transfer to the Exchanging Partner its Allocation Percentage of the Cash Exchange Payment and/or the Stock Exchange Payment, as applicable.
(e)On the Exchange Date, in the case of a Management Vehicle Exchange that is a Direct Exchange:
(i)PubCo shall contribute to the General Partner, and the General Partner shall deliver to the Exchanging Partner, (x) the Stock Exchange Payment with respect to any Exchanged Securities not subject to a Cash Exchange Notice and (y) the Cash Exchange Payment with respect to any Exchanged Securities subject to a Cash Exchange Notice; and
(ii)(A) the Exchanging Partner shall transfer and surrender the Eligible MV Units to the General Partner in exchange for the Exchange Payment, (B) the Management Vehicle shall

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immediately thereafter redeem the Eligible MV Units from the General Partner in exchange for a distribution of Blue Owl Units (which Blue Owl Units shall thereafter be converted into an equal number of Blue Owl GP Units) and Class C Shares, and (C) the General Partner shall transfer and surrender such Class C Shares to PubCo and PubCo shall cancel such Class C Shares.
(f)Notwithstanding the foregoing or anything in this Agreement to the contrary, in no event shall a Management Vehicle Exchanging Partner receive Class A Shares in respect of Eligible MV Units being exchanged pursuant to this Agreement in excess of the corresponding number of Blue Owl Units held by the applicable Management Vehicle in respect of such Eligible MV Units.
(g)Notwithstanding anything to the contrary contained in this Agreement, if, in connection with an Exchange a filing is required under the HSR Act, then the Exchange Date with respect to all Exchanged Securities shall be delayed until the earlier of such time as (i) the required filing under the HSR Act has been made and the waiting period applicable to such Exchange under the HSR Act shall have expired or been terminated and (ii) such filing is no longer required (such earlier time, the “HSR Termination”). Any such delayed Exchange shall be effected promptly after such HSR Termination. Each of the parties to this Agreement, including PubCo, agree to promptly take or cause to be taken all actions required to make such filing under the HSR Act, and such other filings, notices, consents and/or approvals that may be required by applicable Law to effect such Exchange, and the filing fees for such filings shall be paid by the Blue Owl Operating Group Entities.
2.3Taxes; Expenses. Except as otherwise provided in this Agreement, the Blue Owl Operating Group Entities, on the one hand, and each Exchanging Partner, on the other hand, shall bear their own expenses in connection with the consummation of any Exchange, whether or not any such Exchange is ultimately consummated, except that the Blue Owl Operating Group Entities shall bear any transfer taxes, stamp taxes or duties, or other similar taxes in connection with, or arising by reason of, any such Exchange.
2.4Limitations on Exchanges. The General Partner may impose additional limitations and restrictions on Exchanges (including limiting Exchanges or creating priority procedures for Exchanges) to the extent it reasonably determines in good faith that such limitations and restrictions are necessary to avoid:
(i) contravention of applicable law, agreements of PubCo, or the Insider Trading Policy and any other written policies related to unlawful or inappropriate trading generally applicable to its directors, board observers, officers or other personnel; (ii) the breach of any debt agreement or other material contract of any Blue Owl Operating Group Entity or PubCo; or (iii) any Blue Owl Operating Group Entity or Management Vehicle being classified as a “publicly traded partnership” within the meaning of Section 7704 of the Code. For purposes of Section 7704 of the Code, each Blue Owl Operating Group Entity and the General Partner shall assume that PubCo (or the General Partner, as applicable) is treated as a single partner within the meaning of Treasury Regulations Section 1.7704-1(h) (determined taking into account the rules of Treasury Regulations Section 1.7704-1(h)(3)), unless otherwise required by applicable law. For the avoidance of doubt, the General Partner may, if reasonably necessary to preserve the application of Treasury Regulations Section 1.7704-1(f), limit aggregate Exchanges in any taxable year to 10% of percentage interests in the capital or profits of the Blue Owl Operating Group Entities or any Management Vehicle (disregarding transfers described in Treasury Regulations Section 1.7704-1(e)) (the “Exchange Threshold”). If, in connection with any Exchange pursuant to Section 2.1(a) or Section 2.1(b) in which the General Partner has received Exchange Notices from Blue Owl Limited Partners delivered in accordance with Section 2.1(c) covering a number of Blue Owl Units that, together with all other Exchanges in the same taxable year, would exceed the Exchange Threshold for that taxable year and the General Partner intends to impose the limitation on aggregate Exchanges pursuant to the immediately preceding sentence, then the General Partner shall promptly notify the Blue Owl Limited Partners of such fact and the number of Blue Owl Units to be exchanged on the applicable Quarterly Exchange Date shall be allocated proportionately among the Blue Owl Limited Partners that validly delivered Exchange Notices in respect

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of such Quarterly Exchange Date based on the number of Common Units or Eligible MV Units owned by each such Blue Owl Limited Partner that are not then subject to the Lock-Up Period. Notwithstanding the foregoing, PubCo and the General Partner shall not enter into any agreement if a principal purpose of such agreement is to restrict or otherwise impair in any material respect the Blue Owl Limited Partners’ rights to consummate Exchanges. Notwithstanding the foregoing or anything in this Agreement to the contrary, if as a result of any Exchange one or more Restricted Persons would beneficially own, directly or indirectly, Class A Shares representing 5.0% or more of the total number of Class A Shares outstanding immediately following such Exchange, the number of Exchanged Securities of each Restricted Person shall be reduced on a pro rata basis according to the proportion that the number of Exchanged Securities that each such party elects to exchange bears to the total number of Exchanged Securities elected by all such Restricted Persons to have included in such Exchange.
2.5Class A Shares and Class B Shares to be Issued.
(a)PubCo and the Blue Owl Operating Group Entities covenant that all Class A Shares or Class B Shares (as applicable) issued upon an Exchange will be validly issued, fully paid and non- assessable, and shall be transferred free and clear of any Liens, other than restrictions provided in the PubCo Charter and the Investor Rights Agreement or pursuant to the Securities Act or any applicable foreign or state securities laws. PubCo shall at all times keep available, solely for the purpose of issuance upon an Exchange, out of its authorized but unissued Class A Shares and Class B Shares (as applicable), such number of Class A Shares and Class B Shares (as applicable) that shall be issuable upon the Exchange of all outstanding Blue Owl Units. Nothing contained in this Agreement shall be construed to preclude PubCo from satisfying its obligations with respect to an Exchange by delivery of Class A Shares or Class B Shares (as applicable) that are held in treasury of PubCo.
(b)Except as otherwise provided in the Investor Rights Agreement, PubCo and the Blue Owl Operating Group Entities covenant and agree that, if a registration statement under the Securities Act is effective and available for Class A Shares or Class B Shares (as applicable) to be delivered with respect to any Exchange, Class A Shares or Class B Shares (as applicable) that have been registered under the Securities Act shall be delivered in respect of such Exchange. If any Exchange in accordance with this Agreement is to be effected at a time when any required registration has not become effective or otherwise is unavailable, upon the request and with the reasonable cooperation of the exchanging Blue Owl Limited Partners requesting such Exchange, PubCo and the Blue Owl Operating Group Entities shall use commercially reasonable efforts to promptly facilitate such Exchange pursuant to any reasonably available exemption from such registration requirements. PubCo shall use commercially reasonable efforts to list the Class A Shares required to be delivered upon Exchange prior to such delivery upon each National Securities Exchange or inter-dealer quotation system upon which the outstanding Class A Shares may be listed or traded at the time of such delivery.
(c)Class A Shares or Class B Shares (as applicable) issued upon an Exchange may contain such legends regarding restrictions under the Securities Act or any applicable state securities laws as PubCo in good faith determines (based on advice of counsel) to be necessary or advisable in order to ensure compliance with such laws.
2.6Distribution Rights. No Exchange shall impair the right of any Exchanging Partner to receive any distributions payable in respect of (a) the Blue Owl Units exchanged pursuant to any Exchange in respect of a Partnership Record Date that occurs prior to the Exchange Date for such Exchange or (b) the Class A Shares or Class B Shares (as applicable) received in pursuant to any Exchange in respect of a dividend or other distribution record date established by the Board of Directors of PubCo that occurs prior to the Exchange Date for such Exchange, but following the Partnership Record Date referred to in the foregoing clause (a). Notwithstanding the foregoing sentence, no Exchanging Partner shall be entitled to

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receive, with respect to distributions or dividends made in respect of such Partnership Record Date, distributions or dividends both on Blue Owl Units redeemed by the Blue Owl Operating Group Entities from such Exchanging Partner and on Class A Shares or Class B Shares (as applicable) received by such Exchanging Partner in such Exchange.
2.7Tax Matters.
(a)In connection with any Exchange, the Exchanging Partner shall, to the extent it is legally entitled to deliver such form, deliver to the General Partner or PubCo (as applicable) a certificate, dated on the applicable Exchange Date, in a form reasonably acceptable to the General Partner or PubCo (as applicable), certifying as to such Exchanging Partner’s taxpayer identification number and that such Exchanging Partner is a not a foreign person for purposes of Section 1445 and Section 1446(f) of the Code (which certificate may be an Internal Revenue Service Form W-9 if then sufficient for such purposes under applicable law) (such certificate a “Non-Foreign Person Certificate”). If an Exchanging Partner is unable to provide a Non-Foreign Person Certificate in connection with an Exchange, then (i) such Exchanging Partner shall provide a certificate substantially in the form described in Treasury Regulations Section 1.1446(f)-2(c)(2)(ii)(B) or (ii) the Blue Owl Operating Group Entities or the applicable Management Vehicle, as applicable, shall deliver a certificate substantially in the form described in Treasury Regulations Section 1.1446(f)-2(c)(2)(ii)(C), in each case setting forth the liabilities of the Blue Owl Operating Group Entities or the applicable Management Vehicle, as applicable, allocated to the Units subject to the Exchange under Section 752 of the Code, and the Blue Owl Operating Group Entities, PubCo, or the General Partner, as applicable, shall be permitted to withhold 10% of the amount realized by such Exchanging Partner in respect of such Exchange as provided in Section 1446(f) of the Code and any Treasury Regulations promulgated thereunder (including Proposed Treasury Regulations) and consistent with the certificate provided pursuant to clause (i) or (ii) of this sentence, as applicable. Without limiting the foregoing, the Blue Owl Operating Group Entities and the applicable Management Vehicle shall reasonably cooperate upon the reasonable request and at the expense of the Exchanging Partner to provide such certifications or other information that the Blue Owl Operating Group Entities and such Management Vehicle are legally permitted to provide to the extent necessary to reduce or eliminate any withholding with respect to an Exchange (including the certificate described in Treasury Regulations Section 1.1445-11T(d)(2)).
(b)For U.S. federal (and applicable state and local) income tax purposes, each of the Exchanging Partner, the Blue Owl Operating Group Entities, the Management Vehicles, the General Partner and PubCo agree to treat each Exchange (and, for the avoidance of doubt, each Direct Exchange) as a taxable sale under Section 1001 of the Code by the Exchanging Partner of Exchanged Securities to the General Partner for (i) the payment by the General Partner of the Exchange Payment, and (ii) corresponding payments under the Tax Receivable Agreement, and no party shall take a contrary position on any income tax return, amendment thereof, or communication with a taxing authority. Within 30 days following the Exchange Date, the General Partner shall deliver a notification to each Blue Owl Operating Group Entity or the applicable Management Vehicle, as applicable, in accordance with Treasury Regulations Section 1.743-1(k)(2).
(c)To the extent this Agreement imposes an obligation upon a particular Blue Owl Operating Group Entity or Management Vehicle or defines rights of the Exchanging Partners with respect to a particular Blue Owl Operating Group Entity or Management Vehicle, this Agreement shall be treated as part of the relevant A&R Blue Owl Operating Agreements or the applicable Management Vehicle Operating Agreement as described in Section 761(c) of the Code and Treasury Regulations Sections 1.704- 1(b)(2)(ii)(h) and 1.761-1(c).
2.8Splits, Distributions and Reclassifications. Each Exchange Rate shall be adjusted accordingly as reasonably determined in good faith by the General Partner if there is: (a) any subdivision

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(by any unit split, unit distribution, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse unit split, reclassification, reorganization, recapitalization or otherwise) of the Blue Owl Units or Eligible MV Units, as applicable, that is not accompanied by an identical subdivision or combination of the Class A Shares and the Class B Shares, as applicable; or (b) any subdivision (by any stock split, stock distribution or dividend, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse stock split, reclassification, reorganization, recapitalization or otherwise) of the Class A Shares or Class B Shares that is not accompanied by an identical subdivision or combination of the Blue Owl Units or Eligible MV Units, as applicable. If there is any reclassification, reorganization, recapitalization or other similar transaction in which the Class A Shares or the Class B Shares are converted or changed into another security, securities or other property, then upon any Exchange, an Exchanging Partner shall be entitled to receive the amount of such security, securities or other property that such Exchanging Partner would have received if such Exchange had occurred immediately prior to the effective date of such reclassification, reorganization, recapitalization or other similar transaction, taking into account any adjustment as a result of any subdivision (by any split, distribution or dividend, reclassification, reorganization, recapitalization or otherwise) or combination (by reverse split, reclassification, recapitalization or otherwise) of such security, securities or other property that occurs after the effective time of such reclassification, reorganization, recapitalization or other similar transaction. This Section 2.8 is intended to preserve the intended economic effect of this Article II and to put each Blue Owl Limited Partner in the same economic position, to the greatest extent possible, with respect to Exchanges (including Direct Exchanges) as if such reclassification, reorganization, recapitalization or other similar transaction had not occurred and shall be interpreted in a manner consistent with such intent.
2.9Representations and Warranties. In connection with any Exchange, upon the acceptance of the Class A Shares, the Class B Shares or an amount of cash equal to the Cash Exchange Payment (as applicable), the Exchanging Partner shall represent and warrant that: (i) the Exchanging Partner is the record and beneficial owner of the number of Exchanged Securities the Exchanging Partner is electing to Exchange, (ii) the Exchanging Partner has the authority to exchange the Exchanged Securities the Exchanging Partner is electing to Exchange and (iii) such Exchanged Securities are not subject to any Liens or restrictions on transfer (other than restrictions imposed by this Agreement, the PubCo Charter, the Investor Rights Agreement and applicable law, including pursuant to the Securities Act or any applicable foreign or state securities laws). In connection with any Block Exchange, the General Partner shall also be entitled to obtain reasonable and customary representations and warranties from the Exchanging Partner in order to ensure compliance with Treasury Regulations Section 1.7704-1(e)(2).
2.10Alternate Subsidiaries. Notwithstanding anything to the contrary in this Agreement, and without limitation of PubCo’s ability to effect Direct Exchanges pursuant to Section 2.1(g), PubCo may elect to effect Exchanges through one or more of its direct or indirect wholly owned Subsidiaries, other than and in addition to the General Partner (any such Subsidiary, an “Alternate Subsidiary”). In the event PubCo makes such an election, (i) any such Alternate Subsidiary shall become a party hereto prior to or in connection with such Exchange and (ii) any references herein to “the General Partner” with respect to such Exchange shall apply to such Alternate Subsidiary mutatis mutandis; provided, that any notice to be given to or by the General Partner hereunder, any payment to be made by the General Partner and/or any determination by or consent from the General Partner herein, may be made or given to or by (as applicable) the General Partner (or any successor general partner of Blue Owl Holdings and Blue Owl Carry designated in accordance with the applicable A&R Blue Owl Operating Agreements).

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ARTICLE III
GENERAL PROVISIONS

3.1Additional Blue Owl Limited Partners. If a Blue Owl Limited Partner validly transfers any or all of such holder’s Blue Owl Units or Management Vehicle Units, as applicable, to another Person in a transaction in accordance with, and not in contravention of, the A&R Blue Owl Operating Agreements, the applicable Management Vehicle Operating Agreement, the Investor Rights Agreement and any other applicable agreement or agreements with PubCo or any of its Subsidiaries to which a transferring Blue Owl Limited Partner may be party, then such transferee (each, a “Permitted Transferee”) shall have the right to execute and deliver a joinder to this Agreement, substantially in the form of Exhibit B-1 or Exhibit B-2 to this Agreement, whereupon such Permitted Transferee shall become a Blue Owl Limited Partner under this Agreement. If the Blue Owl Operating Group Entities issue Blue Owl Units in the future in accordance with, and not in contravention of, the A&R Blue Owl Operating Agreements, the Blue Owl Operating Group Entities shall be entitled, in their sole discretion, to make any holder of such Blue Owl Units a Blue Owl Limited Partner under this Agreement through such holder’s execution and delivery of a joinder to this Agreement substantially in the form attached as Exhibit B-1. If a Management Vehicle issues Management Vehicle Units in accordance with the Management Vehicle Operating Agreements, the Management Vehicle shall be entitled, in its sole discretion, to cause any holder of such Management Vehicle Units, to become a Blue Owl Limited Partner under this Agreement through such holder’s execution and delivery of a joinder to this Agreement, substantially in the form of Exhibit B-2 to this Agreement.
3.2Amendment.
(a)The provisions of this Agreement may be amended by the affirmative vote or written consent of the Blue Owl Operating Group Entities, PubCo, and holders of a Majority in Interest of the Limited Partners (as such term is defined in the A&R Blue Owl Operating Agreements). Notwithstanding the foregoing, in the event that one, but not both, of the Blue Owl Operating Group Entities is dissolved, liquidated or terminated (whether pursuant to its A&R Blue Owl Operating Agreement, by judicial decree or otherwise), the General Partner shall (with the consent of the NB Partner Representative and the Original Limited Partner Representative (as such terms are defined in the A&R Blue Owl Operating Agreements)) amend this Agreement to reflect the same substantive terms with respect to and among the remaining Blue Owl Operating Group Entity and the other parties to this Agreement.
(b)Notwithstanding Section 3.2(a), no modification, amendment or restatement of any provision of this Agreement that materially and adversely affects the rights or obligations under this Agreement of any Holder of a class or series of Equity Securities (as such terms are defined in the A&R Blue Owl Operating Agreements) of Blue Owl Holdings or Blue Owl Carry, in its capacity as such, without similarly affecting the rights or obligations under this Agreement of all Holders of such class or series of Equity Securities of Blue Owl Holdings and Blue Owl Carry, shall be effective against such Holder unless approved in writing by such Holder.
(c)Each Blue Owl Limited Partner expressly consents and agrees that, whenever in this Agreement it is specified that an action may be taken upon the affirmative vote or written consent of less than all of the Blue Owl Limited Partners, such action may be so taken upon the concurrence of less than all of the Blue Owl Limited Partners and each Blue Owl Limited Partner shall be bound by the results of such action so long as such action is taken in accordance with, and not in contravention of, the express terms of this Agreement.

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3.3Addresses and Notices
(a)All notices, demands and other communications to be given or delivered under this Agreement shall be in writing and shall be deemed to have been given (a) when personally delivered (or, if delivery is refused, upon presentment) or received by email (with confirmation of transmission) prior to 5:00 p.m. eastern time on a Business Day and, if otherwise, on the next Business Day, (b) one Business Day following sending by reputable overnight express courier (charges prepaid) or (c) three days following mailing by certified or registered mail, postage prepaid and return receipt requested to the respective parties at the following addresses (or at such other address for a party as shall be as specified in a notice given in accordance with this Section 3.3):
(b)if to PubCo, to:
Blue Owl Capital Inc.
399 Park Avenue, 37th Floor New York, NY 10022

Attention: Neena Reddy, General Counsel and Secretary Electronic Mail: neena.reddy@blueowl.com
(c)if to any Blue Owl Operating Group Entity or the General Partner, to: c/o Blue Owl Capital GP LLC
Blue Owl Capital Inc.
399 Park Avenue, 37th Floor New York, NY 10022
Attention: Neena Reddy, General Counsel and Secretary Electronic Mail: neena.reddy@blueowl.com
(d)if to any Blue Owl Limited Partner, at the address set forth in the records of the Blue Owl Operating Group Entities.
Notwithstanding the foregoing, any waiver of a Quarterly Exchange Date and other recurring notices may be posted to PubCo’s website as a manner to communicate to the Blue Owl Limited Partners.
3.4Further Action. The parties to this Agreement shall take, or cause to be taken, all appropriate action (including executing and delivering any documents, certificates, instruments and other papers that are necessary or appropriate for the consummation of the transactions contemplated by this Agreement), and do, or cause to be done, and assist and cooperate with the other parties to this Agreement in doing, all things necessary to achieve the purposes of this Agreement, in each case, as may be requested by PubCo, the General Partner, any Blue Owl Operating Group Entity or any Management Vehicle.
3.5Successors and Assigns. Subject to Section 3.1, this Agreement shall be binding upon and shall inure to the benefit of the parties to this Agreement, their respective permitted assigns, heirs and personal representatives, and any estate, trust, partnership or limited liability company or other similar entity of which any such Person is a trustee, partner, member or similar party which is or becomes a party to this Agreement.
3.6Governing Law; Waiver of Jury Trial; Jurisdiction. The laws of the State of Delaware shall govern (a) all Proceedings, claims or matters related to or arising from this Agreement (including any tort

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or non-contractual claims) and (b) any questions concerning the construction, interpretation, validity and enforceability of this Agreement, and the performance of the obligations imposed by this Agreement, in each case without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. EACH PARTY TO THIS AGREEMENT IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE BETWEEN OR AMONG ANY OF THE PARTIES (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT AND/OR THE RELATIONSHIPS ESTABLISHED AMONG THE PARTIES UNDER THIS AGREEMENT. THE PARTIES FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH SUCH PARTY’S LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES SUCH PARTY’S JURY TRIAL RIGHTS FOLLOWING CONSULTATION
WITH LEGAL COUNSEL. Each of the parties to this Agreement submits to the exclusive jurisdiction of first, the Chancery Court of the State of Delaware or if such court declines jurisdiction, then to the Federal District Court for the District of Delaware, in any Proceeding arising out of or relating to this Agreement, agrees that all claims in respect of the Proceeding shall be heard and determined in any such court and agrees not to bring any Proceeding arising out of or relating to this Agreement in any other courts. Nothing in this Section 3.6, however, shall affect the right of any party to this Agreement to serve legal process in any other manner permitted by law or at equity. Each party to this Agreement agrees that a final judgment in any Proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by law or at equity.
3.7Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement or the application of any such provision to any Person or circumstance shall be held to be prohibited by or invalid, illegal or unenforceable under applicable law in any respect by a court of competent jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity, illegality or unenforceability, without invalidating the remainder of such provision or the remaining provisions of this Agreement. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible.
3.8Entire Agreement. This Agreement, the Investor Rights Agreement, the PubCo Charter, the Tax Receivables Agreement, the Management Vehicle Operating Agreements and the A&R Blue Owl Operating Agreements contain the entire agreement and understanding among the parties to this Agreement with respect to the subject matter of this Agreement and thereof, and supersede all prior and contemporaneous agreements, understandings and discussions, whether written or oral, relating to such subject matter in any way. Notwithstanding the foregoing, for the avoidance of doubt, no Operating Group Entities Limited Partner in its capacity as such shall be subject to the terms or restrictions set forth in the Management Vehicle Operating Agreements. There are no restrictions, promises, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to in this Agreement. The parties to this Agreement and their respective counsel have reviewed and negotiated this Agreement as the joint agreement and understanding of the parties to this Agreement, and the language used in this Agreement shall be deemed to be the language chosen by the parties to this Agreement to express their mutual intent, and no rule of strict construction shall be applied against any Person.
3.9Waiver. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach of any other covenant, duty, agreement or condition.

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3.10Counterparts. This Agreement may be executed and delivered in any number of counterparts (including by facsimile or electronic transmission), each of which shall be an original and all of which together shall constitute a single instrument.
3.11Independent Nature of Blue Owl Limited Partners’ Rights and Obligations. The obligations of each Blue Owl Limited Partner under this Agreement are several and not joint with the obligations of any other Blue Owl Limited Partner, and no Blue Owl Limited Partner shall be responsible in any way for the performance of the obligations of any other Blue Owl Limited Partner under this Agreement. The decision of each Blue Owl Limited Partner to enter into this Agreement has been made by such Blue Owl Limited Partner independently of any other Blue Owl Limited Partner. Nothing contained in this Agreement, and no action taken by any Blue Owl Limited Partner pursuant this Agreement, shall be deemed to constitute the Blue Owl Limited Partners as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Blue Owl Limited Partners are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement, and PubCo (on behalf of itself and the General Partner) acknowledges that the Blue Owl Limited Partners are not acting in concert or as a group, and PubCo shall not (and shall cause the General Partner not to) assert any such claim, with respect to such obligations or the transactions contemplated by this Agreement.
[Remainder of Page Intentionally Left Blank.]

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IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed and delivered as of the date first set forth above.
PUBCO

BLUE OWL CAPITAL INC.

By: /s/ Alan Kirshenbaum     Name: Alan Kirshenbaum
Title: Chief Financial Officer

BLUE OWL HOLDINGS

BLUE OWL CAPITAL HOLDINGS LP

By: /s/ Alan Kirshenbaum     Name: Alan Kirshenbaum
Title: Chief Financial Officer

BLUE OWL CARRY

BLUE OWL CAPITAL CARRY LP

By: /s/ Alan Kirshenbaum     Name: Alan Kirshenbaum
Title: Chief Financial Officer

GENERAL PARTNER

BLUE OWL CAPITAL GP LLC

By: /s/ Alan Kirshenbaum     Name: Alan Kirshenbaum
Title: Chief Financial Officer

Signature Page to Second Amended & Restated Exchange Agreement

MANAGEMENT VEHICLE

BLUE OWL MANAGEMENT VEHICLE LP

By: /s/ Alan Kirshenbaum     Name: Alan Kirshenbaum
Title: Chief Financial Officer

Signature Page to Second Amended & Restated Exchange Agreement

BLUE OWL LIMITED PARTNERS

OWL ROCK CAPITAL FEEDER LLC

By: /s/ Alan Kirshenbaum     Name: Alan Kirshenbaum
Title: Chief Financial Officer

Signature Page to Second Amended & Restated Exchange Agreement

DYAL CAPITAL SLP LP

By: /s/ Michael Rees     Name: Michael Rees
Title: Authorized Signatory

Signature Page to Second Amended & Restated Exchange Agreement

NBSH BLUE INVESTMENTS, LLC

By:	/s/ William A. Arnold
Name:	William A. Arnold
Title:	Authorized Signatory

NBSH BLUE INVESTMENTS II, LLC

By:	/s/ William A. Arnold
Name:	William A. Arnold
Title:	Authorized Signatory

Signature Page to Second Amended & Restated Exchange Agreement

EXHIBIT A-1
[FORM OF] NOTICE OF EXCHANGE
Blue Owl Capital Holdings LP Blue Owl Capital Carry LP
Attention: Neena Reddy, General Counsel and Secretary Electronic Mail: neena.reddy@blueowl.com
Reference is hereby made to the Second Amended & Restated Exchange Agreement, dated as of February 21, 2024 (as the same may be amended, restated or otherwise modified from time to time, the “Exchange Agreement”), by and among Blue Owl Capital Inc., a Delaware corporation, Blue Owl Capital Holdings LP, a Delaware limited partnership, Blue Owl Capital Carry LP, a Delaware limited partnership, Blue Owl Capital GP LLC, a Delaware limited liability company, each Management Vehicle and each Blue Owl Limited Partner (as each such term is defined in the Exchange Agreement) from time to time party to the Exchange Agreement, as amended from time to time. Capitalized terms used but not defined in this Notice of Exchange shall have the meanings given to them in the Exchange Agreement.
The undersigned Blue Owl Limited Partner desires to exchange the number of Blue Owl Units set forth below in the form of an Exchange to be issued in its name as set forth below.
Legal Name of Blue Owl Limited Partner:
Address:
Number of Blue Owl Units to be exchanged:
The undersigned hereby represents and warrants that (i) the undersigned has full legal capacity to execute and deliver this Notice of Exchange and to perform the undersigned’s obligations hereunder; (ii) this Notice of Exchange has been duly executed and delivered by the undersigned; (iii) the Blue Owl Units subject to this Notice of Exchange will be transferred to the Blue Owl Operating Group Entities free and clear of any Liens, other than restrictions provided in the A&R Blue Owl Operating Agreements or the Investor Rights Agreement or pursuant to the Securities Act or any applicable foreign or state securities laws; (iv) the tender and surrender of the Blue Owl Units for Exchange as provided herein complies with all conditions and requirements for redemption and exchange of Blue Owl Units, set forth in the Exchange Agreement and the A&R Blue Owl Operating Agreements; and (v) no consent, approval, authorization, order, registration or qualification of any third party or with any court or governmental agency or body having jurisdiction over the undersigned or the Blue Owl Units subject to this Notice of Exchange is required to be obtained by the undersigned for the transfer of such Blue Owl Units to the Blue Owl Operating Group Entities.
The undersigned hereby irrevocably constitutes and appoints any officer of each Blue Owl Operating Group Entity and the General Partner as the attorney of the undersigned, with full power of substitution and re-substitution in the premises, to do any and all things and to take any and all actions that may be necessary to exchange the Blue Owl Units subject to this Notice of Exchange on the books of the Blue Owl Operating Group Entities, for Class A Shares or Class B Shares (as applicable) on the books of PubCo.
* * * *

Exhibit A-1

IN WITNESS WHEREOF, the undersigned have caused this Notice of Exchange to be executed and delivered as of the date first set forth above.
[●]

Name: Title:

Exhibit A-1

EXHIBIT A-2
[FORM OF] NOTICE OF EXCHANGE
Blue Owl Capital Holdings LP Blue Owl Capital Carry LP
Attention: Neena Reddy, General Counsel and Secretary Electronic Mail: neena.reddy@blueowl.com
Reference is hereby made to the Second Amended & Restated Exchange Agreement, dated as of February 21, 2024 (as the same may be amended, restated or otherwise modified from time to time, the “Exchange Agreement”), by and among Blue Owl Capital Inc., a Delaware corporation, Blue Owl Capital Holdings LP, a Delaware limited partnership, Blue Owl Capital Carry LP, a Delaware limited partnership, Blue Owl Capital GP LLC, a Delaware limited liability company, each Management Vehicle and each Blue Owl Limited Partner (as each such term is defined in the Exchange Agreement) from time to time party to the Exchange Agreement, as amended from time to time. Capitalized terms used but not defined in this Notice of Exchange shall have the meanings given to them in the Exchange Agreement.
The undersigned Blue Owl Limited Partner desires to exchange the number of Eligible MV Units set forth below in the form of an Exchange to be issued in its name as set forth below.
Legal Name of Blue Owl Limited Partner:
Address:
Number of Eligible MV Units to be exchanged:
The undersigned hereby represents and warrants that (i) the undersigned has full legal capacity to execute and deliver this Notice of Exchange and to perform the undersigned’s obligations hereunder; (ii) this Notice of Exchange has been duly executed and delivered by the undersigned; (iii) the Eligible MV Units subject to this Notice of Exchange (if any) will be transferred to the General Partner free and clear of any Liens, other than restrictions provided in the Management Vehicle Operating Agreements or the Investor Rights Agreement or pursuant to the Securities Act or any foreign or state securities laws; (iv) the tender and surrender of the Eligible MV Units for Exchange as provided herein complies with all conditions and requirements for the exchange of Eligible MV Units, set forth in the Exchange Agreement and the Management Vehicle Operating Agreements, and (v) no consent, approval, authorization, order, registration or qualification of any third party or with any court or governmental agency or body having jurisdiction over the undersigned or the Eligible MV Units subject to this Notice of Exchange is required to be obtained by the undersigned for the transfer of such Eligible MV Units to the General Partner.
The undersigned hereby irrevocably constitutes and appoints any officer of each Blue Owl Operating Group Entity, the Management Vehicle and the General Partner as the attorney of the undersigned, with full power of substitution and re-substitution in the premises, to do any and all things and to take any and all actions that may be necessary to exchange the Eligible MV Units subject to this Notice of Exchange on the books of the Management Vehicle, as applicable, for Class A Shares or Class B Shares (as applicable) on the books of PubCo.
* * * *

Exhibit A-2

IN WITNESS WHEREOF, the undersigned have caused this Notice of Exchange to be executed and delivered as of the date first set forth above.
[●]

Name:
Title:

Exhibit A-2

EXHIBIT B-1

[FORM OF]

JOINDER AGREEMENT

This Joinder Agreement (“Joinder Agreement”) is a joinder to the Second Amended & Restated Exchange Agreement, dated as of February 21, 2024 (as the same may be amended, restated or otherwise modified from time to time, “Agreement”), by and among Blue Owl Capital Inc., a Delaware corporation, Blue Owl Capital Holdings LP, a Delaware limited partnership (“Blue Owl Holdings”), Blue Owl Capital Carry LP, a Delaware limited partnership (“Blue Owl Carry”), Blue Owl Capital GP LLC, a Delaware limited liability company and wholly owned subsidiary of PubCo (and any successor General Partner of Blue Owl Holdings and Blue Owl Carry designated in accordance with the applicable A&R Blue Owl Operating Agreements, the “General Partner”), each Management Vehicle from time to time party to the Agreement and each Blue Owl Limited Partner from time to time party to the Agreement, as amended from time to time. Capitalized terms used but not defined in this Joinder Agreement shall have the meanings given to them in the Agreement. This Joinder Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to its conflict-of-law principles that would cause the application of the laws of another jurisdiction. If there is a conflict between this Joinder Agreement and the Agreement, the terms of this Joinder Agreement shall control.
The undersigned hereby joins and enters into the Agreement having acquired Blue Owl Units in the Blue Owl Operating Group Entities. By signing and returning this Joinder Agreement to PubCo, the General Partner and the Blue Owl Operating Group Entities, the undersigned accepts and agrees to be bound by and subject to all of the terms and conditions of and agreements of a Blue Owl Limited Partner [and a Management Vehicle]1 contained in the Agreement, with all attendant rights, duties and obligations of a Blue Owl Limited Partner thereunder. The parties to the Agreement shall treat the execution and delivery hereof by the undersigned as the execution and delivery of the Agreement by the undersigned and, upon receipt of this Joinder Agreement by PubCo, the General Partner and the Blue Owl Operating Group Entities [and upon PubCo’s countersignature of this Joinder Agreement]2, the signature of the undersigned set forth below shall constitute a counterpart signature to the signature page of the Agreement.
[Remainder of Page Intentionally Left Blank.]

1    Note to Draft: To be included solely for Management Vehicles.
2    Note to Draft: To be included solely for Management Vehicles.

Exhibit B-1

IN WITNESS WHEREOF, the undersigned have caused this Joinder Agreement to be executed and delivered as of the date first set forth above.
[●]

Name: [Title:]
Address for Notices:

Email:

Acknowledged and Agreed:3

BLUE OWL CAPITAL INC.

Name: Title:

3    Note to Draft: To be included solely for Management Vehicles.

Exhibit B-1

EXHIBIT B-2
[FORM OF]

JOINDER AGREEMENT

This Joinder Agreement (“Joinder Agreement”) is a joinder to the Second Amended & Restated Exchange Agreement, dated as of February 21, 2024 (as the same may be amended, restated or otherwise modified from time to time, “Agreement”), by and among Blue Owl Capital Inc., a Delaware corporation, Blue Owl Capital Holdings LP, a Delaware limited partnership (“Blue Owl Holdings”), Blue Owl Capital Carry LP, a Delaware limited partnership (“Blue Owl Carry”), Blue Owl Capital GP LLC, a Delaware limited liability company and wholly owned subsidiary of PubCo (and any successor General Partner of Blue Owl Holdings and Blue Owl Carry designated in accordance with the applicable A&R Blue Owl Operating Agreements, the “General Partner”), each Management Vehicle from time to time party to the Agreement and each Blue Owl Limited Partner from time to time party to the Agreement, as amended from time to time. Capitalized terms used but not defined in this Joinder Agreement shall have the meanings given to them in the Agreement. This Joinder Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to its conflict-of-law principles that would cause the application of the laws of another jurisdiction. If there is a conflict between this Joinder Agreement and the Agreement, the terms of this Joinder Agreement shall control.
The undersigned hereby joins and enters into the Agreement having acquired Management Vehicle Units in the Blue Owl Management Vehicle. By signing and returning this Joinder Agreement to PubCo, the General Partner and the Blue Owl Operating Group Entities, the undersigned accepts and agrees to be bound by and subject to all of the terms and conditions of and agreements of a Blue Owl Limited Partner contained in the Agreement, with all attendant rights, duties and obligations of a Blue Owl Limited Partner thereunder. The parties to the Agreement shall treat the execution and delivery hereof by the undersigned as the execution and delivery of the Agreement by the undersigned and, upon receipt of this Joinder Agreement by PubCo, the General Partner and the Blue Owl Operating Group Entities, the signature of the undersigned set forth below shall constitute a counterpart signature to the signature page of the Agreement.
[Remainder of Page Intentionally Left Blank.]

Exhibit B-2

IN WITNESS WHEREOF, the undersigned have caused this Joinder Agreement to be executed and delivered as of the date first set forth above.
[●]

Name: [Title:]
Address for Notices:

Email:

Exhibit B-2